RELMADA
THERAPEUTICS

Innovations in Pain Medicine™

September 2015

Ticker Symbol
OTCQB:RLMD

Forward Looking Statements

Certain statements contained in this presentation or in other documents of Relmada Therapeutics (the "Company"), along with certain statements that may be made by management of the Company orally in presenting this material, may contain "forward-looking statements." These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," "projected" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA's or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company's formulations and products and regulatory filings related to the same may differ from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.

Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its Securities and Exchange Commission ("SEC") filings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company's filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10-K, 10-Q and 8-K reports.

Company Highlights

- Robust portfolio of four drugs in development that address unmet needs in the largest drug prescription market in the world: the treatment of pain
- Three products combine proven drug candidates with novel delivery methods to create new drugs with new indications, while the fourth is a new entity
- A low cost, low risk drug development strategy that provides the ability to bring products to market faster for three of our four products
- A risk balanced, therapeutically focused product portfolio mitigates development risk while promising significant upside
- Highly experienced drug development leadership and world class scientific advisors provide the expertise to efficiently advance product development

RELMADA THERAPEUTICS

Experienced Senior Management

An impressive track record developing and commercializing successful drugs

Sergio Traversa, PharmD *Chief Executive Officer*	Eli Lilly, Johnson & Johnson, ING Barings, Mehta & Isaly, Merlin BioMed, Rx Capital
Douglas Beck, CPA *Chief Financial Officer*	Lev Pharmaceuticals, iBio Inc.
Michael Becker *Senior VP, Finance & Corp Dev*	Cytogen Corp, VioQuest Pharma, Kidder Peabody, Kemper Securities, Wayne Hummer Investments
Richard Mangano, Ph.D. *Senior VP, Clinical Dev*	Hoffman-La Roche, Lederle Laboratories, Wyeth, Adolor
Lisa Nolan, Ph.D. *Senior VP, Business Dev*	Zeneca, Elan, SkyePharma

Scientific Advisors

Internationally recognized expertise from world-class scientific advisors

Memorial Sloan Kettering Cancer Center

Gavril Pasternak, MD, PhD

- Anne Burnett Tandy Chair in Neurology
- Laboratory Head, Molecular Pharmacology and Chemistry Program
- Memorial Sloan Kettering Cancer Institute
- Professor of Neurology & Neuroscience, Pharmacology and Psychiatry at the Weill Medical School of Cornell University

Imperial College London

Andrew Rice, MD, FRCA

- Professor of Pain Research at Imperial College of London
- Director of the London Pain Consortium
- Steering Committee Member of EUROPAIN
- Secretary of the International Association for the Study of Pain

Johns Hopkins Medicine

Eric C. Strain, MD

- Professor of Psychiatry, Johns Hopkins University School of Medicine
- Director, Behavioral Pharmacology Research Unit
- Director, Johns Hopkins Substance Abuse Treatment and Research

Penn University of Pennsylvania

Michael Thase, MD

- Professor of Psychiatry, School of Medicine University of Pennsylvania
- Chief, Division of Mood and Anxiety Disorders Treatment & Research
- Member American College of Psychiatrists and American College of Neuropsychopharmacology

University of Rochester Medical Center

Robert H. Dworkin, PhD

- Professor of Anesthesiology, Neurology, Oncology, and Psychiatry
- University of Rochester School of Medicine and Dentistry
- Director, ACTTION, FDA-academic partnership on analgesics

Pain: Largest U.S. Public Health Crisis


328 Million Prescriptions and $13 Billion in Sales[5]

Prevalence

100M[1] **Persistent Pain**
Annual Healthcare & Productivity Cost: $560-630 Billion[1]

80M[2] **Cardiovascular Disease**
Annual Healthcare & Productivity Cost: $309 Billion[1]

29M[3] **Cancer**
Annual Healthcare & Productivity Cost: $127 Billion[1]

14M[4] **Diabetes**
Annual Healthcare & Productivity Cost: $243 Billion[1]

[1] Institute of Medicine 2011: Relieving Pain in America: A Blueprint for Transforming Prevention, Care, Education, and Research
[2] The Heart Foundation (http://www.theheartfoundation.org/heart-disease-facts/heart-disease-statistics/)
[3] American Cancer Society. Cancer Facts & Figures 2014. Atlanta: American Cancer Society; 2014.
[4] American Diabetes Association (http://www.diabetes.org/diabetes-basics/statistics/)
[5] IMS Health; 2014 data

Unsatisfied Market

Better pain drugs are needed


51%
23%

51% of chronic pain patients currently using opioids say they have “only a little” or “no control” over their pain.

23% of patients report that opioids are “very effective” in controlling chronic pain.

Source: Voice of Chronic Pain – A National Study Conducted for the American Pain Foundation

Portfolio Covers Entire Chronic Pain Spectrum

Pain Intensity	Products in Market	2014 Sales ($M)
Severe	Kadian®**	$264
	Avinza®**	$114
	Opana®**	$386
	Nucynta®**	$236
	OxyContin®	$2,466
Moderate	Vicodin®*	$804
	Ultram®*	$184
	BuTrans®	$204
	Suboxone®	$1,115
	Lyrica®	$5,168
	Cymbalta®**	$5,084
	Gabapentin®**	$2,723
Mild	Lidoderm®**	$948
	TOTAL	$19,696

Relmada Product Candidates

- LevoCap ER – REL-1015
- BuTab – REL-1028
- d-Methadone – REL-1017
- MepiGel – REL-1021

* Includes generics
** Peak sales
Source: IMS Health, Company Annual Reports

Robust Product Portfolio

Significant value creation possible in 12-24 months due to accelerated development timelines



Pre-clinical
Phase 1
Phase 2
Phase 3
d-Methadone
REL-1017
Novel NMDA antagonist for the treatment of neuropathic pain
LevoCap ER
REL-1015
Extended release, abuse resistant form of broad spectrum opioid levorphanol
BuTab
REL-1028
First traditional oral tablet form of buprenorphine
MepiGel
REL-1021
Topical gel dosage form of local anesthetic mepivacaine
Full Development
505(b)(2) regulatory path
Projected stage of development in 12-24 months; subject to capital

d-Methadone (REL-1017, dextromethadone)

Novel NMDA antagonist for the treatment of neuropathic pain

RELMADA
THERAPEUTICS

d-Methadone – A New Drug for the Treatment of NP

Neuropathic pain represents a multi-billion market opportunity ready for a new effective entry

- d-Methadone is a novel drug
  - Potential new treatment for >6 million patients suffering from the most commonly studied chronic neuropathic pain subtypes, including diabetic neuropathic pain (DNP), postherpetic neuralgia (PHN) and HIV-related neuropathic pain[1]
    - Neuropathic pain market is expected to grow from $2.4 billion in 2010 to $3.6 billion by 2020[1]
  - Hyperactivity of N-methyl-D-aspartate (NMDA) receptors is one of the factors in the genesis of neuropathic pain[2]
  - d-Methadone is a non-competitive antagonist of the NMDA receptor
  - Virtually exempt from opioid activity and related side effects associated with racemic and l-methadone at studied doses



Billions of US$
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
ARC-4558
Ralfinamide
AVP-923
AmiKet
Eladur
Horizant
Nucynta ER
Other*
Generic
Qutenza
Gralise
Lidoderm
Cymbalta
Lyrica

[1] The neuropathic pain market. S Nightingale. Nature Reviews Drug Discovery 11, 101-102 (February 2012).
[2] Pain. 1994 Jan;56(1):51-7. Response of chronic neuropathic pain syndromes to ketamine: a preliminary study. Backonja M, et al.

NMDA Receptor – Validated Target in Neuropathic Pain

Safety of some antagonists, such as ketamine, precludes clinical use



Na+
Ca2+
Glu/NMDA
polyamine
ketamine
memantine
d-Methadone
Zn2+
glycine/D-serine
PCP/MK-801
Mg2+
K+

At rest, the receptor pore is blocked by Mg2+ which must be removed by slight membrane to allow cation conductance. Binding sites for glutamate, the endogenous co-agonists D-serine and glycine, and endogenous modulators such as polyamines, Zn2+, and protons are primarily localized to extracellular domains. Psychomimetic NMDA antagonists such as phencyclidine (PCP) and MK-801 bind to deep regions of the channel pore, while non-psychomimetic antagonists such as memantine blocks superficial regions of the channel pore.[3]

- Glutamate is the neurotransmitter that binds as an agonist to the NMDA receptor propagating neurotransmission of pain signals
- d-methadone is a non-competitive antagonist, it antagonizes signaling only when the NMDA receptor is activated and not in the normal state
- Another non-competitive antagonist, ketamine, is clinically effective in neuropathic pain but side-effects limit clinical utility[1]
- Differences in toxicity profiles for NMDA antagonists (memantine, ketamine, etc.) may relate to the degree to which they are 'trapped' within the closed channel of NMDA receptors following removal of agonist[2]

[1] Br J Clin Pharmacol. 2014 Feb; 77(2): 357–367. Ketamine for chronic pain: risks and benefits. M Niesters, et al.
[2] J Physiol. 2009 Oct 1;587(Pt 19):4589-604. doi: 10.1113/jphysiol.2009.176297. Epub 2009 Aug 17. Memantine binding to a superficial site on NMDA receptors contributes to partial trapping. SE Kotermanski, et al.
[3] Pharmaceuticals 2013, 6(2), 251-268; NMDA Receptor Modulators in the Treatment of Drug Addiction. SE Tomek, et al.

d-Methadone – Single Ascending Dose Study

- Study was conducted in 42 healthy, opioid naive subjects
- The objective was to evaluate the safety, tolerability, pharmacodynamics and pharmacokinetics of oral single ascending doses of d-Methadone in healthy subjects in order to establish an MTD
- The study results indicate that d-Methadone was generally well tolerated and a maximum tolerated dose (MTD) was achieved
- The MTD was many fold higher than that of racemic methadone in opioid naïve subjects
- At tolerated doses, there were no signs or symptoms of opioid- or ketamine-like adverse events

RELMADA THERAPEUTICS

d-Methadone Next Steps

Multiple development milestone potential in next 12-24 months

H1 2015 | H2 2015 | 2016* | 2017*

- ✓ Complete Phase I single dose study in 42 subjects
- Complete Phase I multi dose study in ~24 subjects
- File IND and start Phase II proof of concept study in PHN
- Report Phase II interim results
- Complete Phase II
- Conduct end of Phase II meeting with FDA

* Future milestones subject to capital

LevoCap ER (REL-1015)

Extended release, abuse resistant form of broad spectrum opioid levorphanol

RELMADA
THERAPEUTICS

LevoCap ER – Benefits, Advantages, Features

LevoCap ER will compete in the $8.5 billion opioid market if approved

- LevoCap ER is an extended release, abuse deterrent, patent protected formulation of levorphanol
- Levorphanol is a unique, broad spectrum opioid with additional "non-opioid" mechanisms of action
  - Can treat both pain from damage to body tissue (nociceptive) and nerve damage (neuropathic)
  - Specialist product; opportunity to educate broader medical community
- Several older drugs have been reformulated and introduced into the market achieving great commercial success:

Original Drug	First Introduced	Branded Product	Re-Introduced	Peak Sales*
Oxycodone	1926	OxyContin ER®	1995	$3,300 M
Fentanyl	1964	Duragesic®	1990	$2,100 M
Oxymorphone	1959	Opana®	2006	$ 408 M
Levorphanol	1954	LevoCap ER	TBD	

* Includes generics

How LevoCap ER Works

Levorphanol's multi-modal mechanism of action provides for a more robust efficacy profile and potentially could be used alone for patients who take multiple drugs

Opioid Mechanism

Ascending Pathways

Works to inhibit pain by binding to opioid receptors



Non-Opioid Mechanism

Descending Pathways

Serotonin-Norepinephrine Reuptake Inhibitors (SNRIs) affect the nerve cells in the brain and inhibit the reuse of specific neurotransmitters to enhance inhibition of pain signaling

RELMADA THERAPEUTICS

Levorphanol's Broad Spectrum Activity

Levorphanol's multi-modal mechanism of action provides for a more robust efficacy profile and potentially could be used alone for patients who take multiple drugs

Opioid Mechanism

K_i 0.13 nM — **Traditional Mu Opioid Receptors**

K_i 17 nM — **Delta Opioid Receptor**

K_i 4.7 nM — **Kappa Opioid Receptor**

Non-Opioid Mechanism

Serotonin Reuptake Inhibitor — IC50 5HT: 52 nM

Serotonin-Norepinephrine Reuptake Inhibitors (SNRIs) affect the nerve cells in the brain and inhibit the reuse of specific neurotransmitters to enhance inhibition of pain signaling

Norepinephrine Reuptake Inhibitor — IC50 NE: 2.1 uM

Serotonin-Norepinephrine Reuptake Inhibitors (SNRIs) affect the nerve cells in the brain and inhibit the reuse of specific neurotransmitters to enhance inhibition of pain signaling

NMDA — K_i 0.48 UM

N-methyl-D-aspartate (NMDA) is implicated in central sensitization pathway responsible for chronic pain

= Binding profile[1]

[1] Relmada In Vitro Pharmacology Study of 9 Compounds: Study no. 16542 (September 10, 2009). Relmada In Vitro Pharmacology Study of Several Compounds: Study no. 100015748 (June 4, 2014)

LevoCap ER Next Steps

Multiple development milestone potential in next 12-24 months



H1 2015
H2 2015
2016*
2017*
Complete PK work
FDA end of Phase II meeting
Start Phase III
Potential partnership
Continue Phase III

* Future milestones subject to capital

BuTab (REL-1028)

First oral tablet form of buprenorphine for treating both pain and addiction

RELMADA
THERAPEUTICS

BuTab – Benefits, Advantages, Features

The first form of buprenorphine in a tablet for use in pain and treating addiction

- Buprenorphine is a partial opioid agonist with two indications: addiction and pain
- No "traditional oral tablet" available for buprenorphine
  - Historically suffers from poor oral bioavailability due to first-pass metabolism in upper GI and liver
- BuTab is a modified release, enteric coated formulation of buprenorphine
  - Coating designed to bypass metabolism of buprenorphine by CYP3A4 in the small bowel to increase oral bioavailability
  - Bypassing or inhibiting CYP3A4 has been shown to increase bioavailability of several drugs (*see example to right*)



First-pass metabolism after oral administration of a drug, as exemplified by felodipine (Plendil®) and its Interaction with grapefruit juice[1]. CYP3A enzymes (e.g., CYP3A4) present in enterocytes of the intestinal epithelium extensively metabolize felodipine during its absorption, and on average only 30 percent of the administered dose enters the portal vein (solid line). Subsequently, CYP3A enzymes in the liver further metabolize the drug so that only 15 percent of the dose is bioavailable and finally reaches the systemic circulation. CYP3A inhibition, in this case using grapefruit juice, increases in the oral bioavailability of felodipine by a factor of three.

[1] Drug Metabolism and Variability among Patients in Drug Response. GR Wilkinson. N Engl J Med 2005; 352:2211-2221

RELMADA THERAPEUTICS

Buprenorphine Landscape

Nearly a $2 billion annual market for pain and opioid addiction indications

Pain Therapy

(>$500 Million Market Opportunity[1])

Sublingual Film/Tablet & Buccal Patch

Product	Company	Status
Belbuca	Endo/BDSI	NDA

Transdermal Patch

BuTrans	Purdue	Mkt

Intravenous

Buprenex	Indivior	Mkt

Oral, Swallowable Tablet

BuTab	Relmada	Ph 1



Opioid Addiction

(~$1.8 Billion Market[2])

Sublingual Film/Tablet & Buccal Patch

Product	Company	Status
Suboxone	Indivior	Mkt
Zubsolv	Orexo	Mkt
Bunavail	BioDelivery Sciences	Mkt

Implants & Depot Formulations

Probuphine	Titan/Braeburn	NDA
RBP-6000	Indivior	Ph 3

Oral, Swallowable Tablet

BuTab	Relmada	Ph 1
RBP-6300 Prodrug	Indivior	Ph 1

[1] BioDelivery Sciences 2014 annual report

[2] Symphony Health; integrated sales of buprenorphine products for opioid dependence through 2014. US Sales only.

Potential Outcomes

From current Phase 1 study with various BuTab formulations


Potential outcomes from current Phase 1 study
Within therapeutic range to warrant optimization
bioavailable
Bioequivalent to Suboxone (25% bioavailability)
Negative
(no or low bioavailability)
Additional formulation development
Additional formulation development
Discontinue program
NDA preparation for opioid addiction
Phase 3 study for chronic pain
NDA preparation for opioid addiction
Phase 3 study for chronic pain

BuTab Next Steps

Multiple development milestone potential in next 12-24 months

H1 2015 | H2 2015 | 2016* | 2017*

- ✓ Obtain regulatory approval from Health Canada to start clinical trial
- ✓ Start Phase 1 in ~30 patients

- Complete proof-of-concept Phase I

- Start Phase III for pain
- Potential partnership

- NDA filing for opioid dependence
- Potential partnership

* Future milestones subject to capital

MepiGel (REL-1021)

Topical gel dosage form of the local anesthetic mepivacaine for the treatment of neuropathic pain

RELMADA
THERAPEUTICS

MepiGel – Benefits, Advantages, Features

MepiGel will compete with Lidoderm® patch and its $948 million in peak sales if approved

- MepiGel is the first topical gel dosage form of local anesthetic mepivacaine, which has intrinsic vasoconstrictor attributes
  - Reduces rate at which drug is cleared away from skin
  - Better efficacy may last longer due to greater skin penetration/retention
  - More convenient application for patient
- Two Orphan Drug designations
  1. Management of postherpetic neuralgia (PHN)
  2. Treatment of painful HIV-associated neuropathy
- Limited number of treatments available for neuropathic pain
  - Topical 5% lidocaine patch (Lidoderm®) provides only modest pain relief in patients with PHN; reached peak sales of $948 million
    - 2010 UK Nat'l Instit of Health and Clinical Excellence (NICE) guideline cites "lack of evidence for efficacy for treating neuropathic pain" and 3rd line
  - Patches have poor adhesion to hands, feet, and hairy skin

RELMADA THERAPEUTICS

MepiGel Next Steps

Multiple development milestone potential in next 12-24 months

	H1 2015	H2 2015	2016*	2017*
✓ Complete formulation work ✓ Select formulation ✓ Toxicology	▶	▶		
• File Clinical Trial Application (CTA) • Complete Phase I in ~20 patients • Start Phase II	▶	▶	▶	
• Complete Phase II	▶	▶	▶	▶

* Future milestones subject to capital

MILESTONES & COMMERCIAL OPPORTUNITY

RELMADA
THERAPEUTICS

Near-term Value Drivers

Multiple development milestone potential in next 12-24 months

	H1 2015	H2 2015	2016*	2017*
d-Methadone REL-1017	✓Completed Phase I single dose study in 42 subjects	• Complete Phase I multi dose study in ~24 subjects	• File IND and start Phase II proof of concept study in PHN • Report Phase II interim results	• Complete Phase II • End of Phase II meeting with FDA
LevoCap ER REL-1015	✓Obtain regulatory approval from Health Canada to start clinical trial	• FDA end of Phase II meeting	• Start Phase III • Potential partnership	• Continue Phase III
BuTab REL-1028	✓Obtain regulatory approval from Health Canada to start clinical trial ✓Start Phase 1 in ~30 patients	• Complete proof-of-concept Phase I	NDA filing for opioid dependence • Start Phase III for pain • Potential partnership	
MepiGel REL-1021		✓ Complete formulation work ✓ Select formulation ✓ Toxicology	• File Clinical Trial Application (CTA) • Complete Phase I in ~20 patients • Start Phase II	• Complete Phase II
Corporate		• Uplisting to National Exchange		

* Future milestones subject to capital

RELMADA THERAPEUTICS

Recent Deal Flow and Financing

Activity fits well with Relmada's pipeline

NCE's for pain

- Jun 2015 – Spinifex acquired by Novartis for ~$700 million; angiotensin II type 2 receptor antagonist
- Jan 2015 – Convergence acquired by Biogen for $675 million; ion channel-modulating product candidates

NMDA antagonists

- Jul 2015 – Naurex acquired by Allergan for +$560 million; Phase 3 ready IV candidate for depression
- Dec 2014 – Avanir acquired by Otsuka for $3.5 billion for PBA therapy Nuedexta
- Aug 2015 – Turing Pharma announces $90 million Series A to advance lead program intranasal ketamine for mood disorders

Opioids

- Jan 2015 – Depomed acquires U.S. rights to Nucynta® from Johnson & Johnson for $1.05 billion
- Aug 2014 – Daiichi Sankyo and Charleston Laboratories announce $650 collaboration for hydrocodone combination products

RELMADA THERAPEUTICS

Financial Snapshot

Ticker	RLMD (OTCQB)
Cash & Equivalents (as of 6/30/15)	~$22.4 million
Operating Expenses (three months ended 3/31/15)	$4.5 million
Common Shares Outstanding (as of 9/11/15)	~10.8 million
52-Week Stock Price Range	$4.11 to $20.00

Company Highlights

- Robust portfolio of four drugs in development that address unmet needs in the largest drug prescription market in the world: the treatment of pain
- Three products combine proven drug candidates with novel delivery methods to create new drugs with new indications, while the fourth is a new entity
- A low cost, low risk drug development strategy that provides the ability to bring products to market faster for three of our four products
- A risk balanced, therapeutically focused product portfolio mitigates development risk while promising significant upside
- Highly experienced drug development leadership and world class scientific advisors provide the expertise to efficiently advance product development

RELMADA
THERAPEUTICS

Innovations in Pain Medicine™

757 Third Avenue, 20th Fl.
New York, NY 10017
www.relmada.com
Email: info@relmada.com

Ticker Symbol
OTCQB:RLMD